UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

KORE Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, 11th Floor

Atlanta, GA 30338

877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed on February 27, 2026, KORE Group Holdings, Inc. (“KORE” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on February 26, 2026 with KONA Parent, L.P., a Delaware limited partnership (“Parent”), and KONA Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each share of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by Parent or Merger Sub, including shares contributed to Parent pursuant to certain rollover agreements that are being entered into in connection with the Merger (including the agreements described below), (ii) shares held by the Company as treasury stock and (iii) shares held by stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be cancelled and converted into the right to receive an amount in cash equal to $9.25 per share, without interest and subject to any applicable withholding taxes.

The Merger Agreement permits Parent and its affiliates, for 15 business days after the date of the Merger Agreement, to enter into additional rollover agreements with other stockholders (holding up to an aggregate of 2.5 million as-converted shares of Company Common Stock), subject to certain terms and conditions.

On March 17, 2026, the Company and Parent entered into (i) a Rollover, Voting and Support Agreement (the “Dotmar Rollover Agreement”) with Dotmar Investments Limited, which beneficially owns 847,293 shares of Company Common Stock, pursuant to which, among other things, Dotmar Investments Limited has agreed to vote (or cause to be voted) all of the shares of Company Common Stock in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and to contribute all of such shares to Parent immediately prior to the Effective Time; (ii) a Rollover, Voting and Support Agreement (the “Burston Rollover Agreement”) with Richard Burston, which beneficially owns 169,948 shares of Company Common Stock, pursuant to which, among other things, Richard Burston has agreed to vote (or cause to be voted) all of the shares of Company Common Stock in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and to contribute all of such shares to Parent immediately prior to the Effective Time; and (iii) a Rollover, Voting and Support Agreement (the “Terrdian Rollover Agreement”) with Terrdian Holdings Inc., which beneficially owns 1,163,205 shares of Company Common Stock, pursuant to which, among other things, Terrdian Holdings Inc. has agreed to vote (or cause to be voted) all of the shares of Company Common Stock in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and to contribute all of such shares to Parent immediately prior to the Effective Time.

The foregoing summary of the Dotmar Rollover Agreement, the Burston Rollover Agreement and the Terrdian Rollover Agreement is qualified in its entirety by the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Dotmar Investments Limited

10.2*	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Richard Burston

10.3*	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Terrdian Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

In connection with the proposed merger, KORE intends to file a proxy statement with the SEC in connection with its solicitation of proxies regarding the stockholder vote to approve the merger. KORE and Parent also intend to jointly file a transaction statement on Schedule 13E-3. KORE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE PROXY CARD, THE SCHEDULE 13E-3 AND ANY OTHER RELATED MATERIALS FILED WITH THE SEC WHEN THESE DOCUMENTS BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO THE MERGER, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO. Stockholders of KORE will be able to obtain a free copy of these documents (when they become available) and other documents filed by KORE with the SEC at the SEC’s website at www.sec.gov. In addition, KORE stockholders will be able to obtain a free copy of the proxy statement and all related documents filed by KORE with the SEC (when they become available) from KORE’s website at www.korewireless.com.

Participants in the Solicitation

KORE and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from KORE’s stockholders in connection with the proposed transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of KORE’s executive officers and directors in the solicitation by reading KORE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 30, 2025, and its definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 30, 2025 (the “2025 Proxy Statement”). To the extent that holdings of KORE’s securities have changed since the amounts printed in the 2025 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the interests of such individuals in the proposed merger, which may, in some cases, be different than those of KORE’s stockholders generally, will be included in the proxy statement relating to the proposed merger when it is filed by KORE with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and KORE’s website at www.korewireless.com.

Forward-Looking Statements

In addition to historical information, this Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include both implied and express statements regarding the completion of the transaction and timing for closing; and the execution and delivery of rollover, voting and support agreements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of KORE to differ materially from the historical results or from any results expressed or implied by such forward-looking statements. Risks that could cause actual results to differ materially from those in the forward-looking statements include: the risks that the transaction will not close in the timeframe expected, or at all; the risk that the expected benefits and effects of the transaction will not be achieved; the risk that the requisite number of KORE stockholders fail to approve the transaction; the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the risk that KORE’s business will suffer due to uncertainty related to the transaction; and other general economic and business risks. For a discussion of other risk factors that may impact KORE’s business, please see KORE’s filings with the SEC. KORE disclaims any obligation or duty to update or modify these forward-looking statements.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: March 20, 2026	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary